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                                                                    EXHIBIT 99.1

                      STATEMENT PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

The undersigned each hereby certify that Hillenbrand Industries, Inc.'s Quarterly Report on Form 10-Q filed electronically with the Securities and Exchange Commission via the EDGAR system of even date herewith fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in that report fairly represents, in all material respects, the financial condition and results of operations of the registrant.

                                         HILLENBRAND INDUSTRIES, INC.

DATE: August 12, 2002                      BY: /S/   Scott K. Sorensen
                                             ----------------------------------
                                                   Scott K. Sorensen
                                                   Vice President and
                                                   Chief Financial Officer

DATE: August 12, 2002                    BY: /S/   Frederick W. Rockwood
                                             ---------------------------------
                                                   Frederick W. Rockwood
                                                   Chief Executive Officer